                                   AMENDMENT

     THIS AMENDMENT, effective as of the first day of September, 2001, is made by and between Universal Trading Technology Corporation ("UTTC"), Dover Group, Inc. ("Dover"), The Ashton Technologies Group, Inc. ("Ashton") (UTTC, Dover and Ashton collectively referred to herein as "Ashton Group") and Philadelphia Stock Exchange, Inc. ("PHLX").

                                  BACKGROUND

  A. PHLX, UTTC and Dover are parties to an Agreement of September 18, 1995, as amended, ("Agreement") which, in part, sets forth provisions concerning the respective rights of UTTC and PHLX to certain PHLX revenues obtained from customers for trades effectuated by PHLX through the use of an electronic trading and pricing system currently known as eVWAP. PHLX, UTTC, Dover and Ashton are parties to a Waiver Agreement of January 19,2000.
                        ----------------

  B. PHLX is a corporation organized under the laws of the State of Delaware and a national securities exchange which functions pursuant to the Securities Exchange Act of 1934, as amended.

  C. Ashton is a corporation organized under the laws of the State of Delaware and the controlling shareholder of UTTC.

  D. Dover is a corporation organized under the laws of the State of Delaware and a shareholder of Ashton.

  E. UTTC is a corporation organized under the laws of the State of Delaware and a subsidiary of Ashton.

  F. UTTC, Dover and PHLX wish to change the formula by which UTTC is entitled to a portion of such PHLX revenues as set forth in section 8. of the Agreement, Fee Structure and to eliminate any obligation to pay royalties under section 9. of the Agreement, Royalties. The parties to the aforementioned Waiver Agreement
                                                               ----------------
do not intend to modify, supersede or repeal such Agreement in any respect or to waive any of their respective rights under such Agreement.

  G. PHLX, in its sole discretion, adopted a new PHLX eVWAP Fee Schedule, effective February 1,2001, a true and correct copy of which is attached hereto solely for informational purposes as Exhibit A.



     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. All recitals set forth above are true and correct and are incorporated herein by this reference.

2. Ashton Group, and each of them, represent and warrant that (i) UTTC and/or Ashton is and has been either the sole and exclusive owner and creator of all software, firmware, copyrights, patents and all other proprietary materials used in connection with eVWAP or is holding and has held valid license(s) to all such software, firmware, copyrights, patents and all other proprietary materials used in connection with eVWAP and that (ii) the past and future use of eVWAP and any related user material by PHLX or customer will not violate or infringe upon any intellectual property right of any third party.

3. The following text of section 8., Fee Structure, of the Agreement is hereby repealed and superseded by the provision set forth in section 4 below.


     "Institution-to-Institution Trades: 1.5 cents per share to UTTC from each of the two institutional sides.
      Institution-to-Dealer Trades: 1.5 cents per share on the institution side to UTTC (no fee on the dealer side if the dealer is a committer acting in the capacity of a liquidity provider; additional 0.5 cents per share to UTTC on the dealer side if the dealer is not a committer acting in the capacity of a liquidity provider).
      Dealer-to-Dealer Trades: 0.5 cents per share on each side to UTTC. Institution-to-Crossing Dealer Facilitation Trades: 1.5 cents per share on the institution side to UTTC (same dealer represents institutions and act as principal)".

4. UTTC will receive, as its sole compensation hereunder, 90% of all revenues actually collected by PHLX pursuant to the fee schedule set forth in Exhibit A of this Amendment while PHLX will retain 10% of all such revenues.

5.   Section 9., Royalties, of the Agreement is hereby repealed ab initio in its
                                                                ---------
entirety and is of no further force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the dates appearing below next to the signatures of their authorized agents.

Philadelphia Stock Exchange, Inc.

By: /s/ William M. Briggs, Jr.                          9/28/01
    --------------------------------                 ------------
                                                         Date
Name: William M. Briggs, Jr.
     -------------------------------

Title: EVP-Finance
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Universal Trading Technologies Corporation

By: /s/ Fredric Rittereiser                             10/16/01
   ---------------------------------                 --------------
                                                          Date
Name: Fredric Rittereiser
     -------------------------------

Title: Chairman & CEO
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Dover Group, Inc.

By: /s/ Fredric Rittereiser                             10/16/01
   ---------------------------------                 --------------
                                                          Date
Name: Fredric Rittereiser
     -------------------------------

Title:  Chairman
      ----------------------------

The Ashton Technology Group, Inc.

By: /s/ Arthur Bacci                                    10/16/01
   -------------------------------                   --------------
                                                          Date
Name: Arthur Bacci
     -----------------------------

Title: President & COO
      ----------------------------